Exhibit 10.14

FIRST LIEN TRADEMARK SECURITY AGREEMENT

THIS FIRST LIEN TRADEMARK SECURITY AGREEMENT (together with all amendments, if any, from time to time, this “Intellectual Property Security Agreement”), dated as May 31, 2007, is made by THE GRANTOR LISTED ON THE SIGNATURE PAGES HERETO AND EACH ADDITIONAL PARTY WHICH BECOMES A GRANTOR HERETO PURSUANT TO SECTION 8 HEREOF (collectively, “Grantors” and each, a “Grantor”), in favor of BANK OF AMERICA, N.A., a Delaware corporation, in its capacity as Agent for itself, the Lenders and the other Secured Parties (each as defined in the Credit Agreement referred to below).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement, dated as of May 31, 2007, by and among NEFF CORP., a Delaware corporation (“Parent Borrower”), LYN HOLDINGS CORP., a Delaware corporation (“Holdings”), the other Credit Parties signatory thereto, Agent and the Lenders and other parties signatory thereto from time to time (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), Lenders have agreed to make Loans and to incur Letter of Credit Obligations on behalf of the Borrowers; and

WHEREAS, Grantor directly or indirectly benefits from the credit facilities made available to the Borrowers under the Credit Agreement and in order to induce Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, Grantor desires to grant a continuing Lien on the Intellectual Property Collateral to Agent, for the benefit of Agent and Lenders, to secure all of the Obligations;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS. All capitalized terms used (including in the Recitals hereto) but not otherwise defined herein have the meanings given to them in Annex A to the Credit Agreement.

2. GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL. (a) To secure the prompt and complete payment, performance and observance of all the Obligations, Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of the Secured Parties, a continuing first priority security interest in and Lien upon all of its right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired by or arising in favor of Grantor and whether owned or consigned by or to, or licensed from or to, Grantor (collectively, the “Intellectual Property Collateral”):

(i) all of its Trademarks (except intent-to-use applications until such time as a statement of use is filed) including those set forth on Schedule I hereto;

(ii) all reissues, continuations or extensions of the foregoing; and

(iii) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (A) infringement or dilution of any Patent or Patent licensed under any Patent License, (B) injury to the goodwill associated with any Patent or any Patent licensed under any Patent License, (C) infringement or dilution of any Trademark or Trademark licensed under any Trademark License, (D) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License, (E) infringement or dilution of any Copyright or Copyright licensed under any Copyright License, and (F) injury to the goodwill associated with any Copyright or any Copyright licensed under any Copyright License.

(b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, Grantor hereby grants to Agent, for itself and the benefit of Secured Parties, a right of setoff, against the property of Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power.

3. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants, as of the date hereof, that each Trademark that is registered or pending registration with the US Patent and Trademark Office is set forth on the schedule hereto. This Intellectual Property Security Agreement is effective to create a valid and continuing Lien on and, upon the filing hereof with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule 6 to the Perfection Certificate, perfected security interests in favor of Agent in all of Grantor’s Trademarks and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, Grantor. Upon filing of this Intellectual Property Security Agreement with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule 6 to the Perfection Certificate, all action necessary or otherwise requested by Agent to protect and perfect Agent’s Lien on Grantor’s Trademarks shall have been duly taken.

In addition to any representations and warranties contained herein, Grantor hereby acknowledges and affirms the representations and warranties made to Agent with respect to the Intellectual Property Collateral made in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4. COVENANTS; SECURITY AGREEMENT. The security interests granted pursuant to this Intellectual Property Security Agreement are granted in conjunction with the security interests granted to Agent pursuant to the Security Agreement. In addition to the covenants contained herein, Grantor hereby acknowledges and affirms the covenants of Grantor with respect to the Intellectual Property Collateral in the Security Agreement, the terms and provisions of which are incorporated herein as if fully set forth herein. In addition, Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. REINSTATEMENT. This Intellectual Property Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor or other Credit Party for liquidation or reorganization, should Grantor or other Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s or other Credit Party’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

6. NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Intellectual Property Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified at the address set forth in Section 9.3 to the Credit Agreement.

7. ADDITIONAL GRANTORS. The initial Grantor hereunder is the Credit Party signatory hereto on the date hereof. From time to time subsequent to the date hereof, additional Credit Parties may become parties hereto, as additional Grantors (each, an “Additional Grantor”), by executing a counterpart of this Intellectual Property Security Agreement substantially in the form of Exhibit A attached hereto. Upon delivery of any such counterpart to Agent, notice of which is hereby waived by the Grantor, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder nor by any election of Agent not to cause any Credit Party or any other Person to become an Additional Grantor hereunder. This Intellectual Property Security Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

8. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 5 hereof, this Intellectual Property Security Agreement shall terminate upon the Termination Date.

9. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Intellectual Property Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Intellectual Property Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Intellectual Property Security Agreement.

10. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Intellectual Property Security Agreement with its counsel.

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IN WITNESS WHEREOF, each Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

NEFF RENTAL, INC.

By:	/s/ Mark Irion
Name:	Mark Irion
Title:	Chief Financial Officer

Acknowledged and Agreed

BANK OF AMERICA, N.A., as Agent

By:	/s/
Name:
Title:

[Signature Page to First Lien Intellectual Property Security Agreement]